Property, plant and equipment, net (Tables)	3 Months Ended
Mar. 31, 2021
Property, plant and equipment, net
Schedule of property, plant and equipment

	3/31/2021	12/31/2020
	(€ in thousands)
Land, buildings and leasehold improvements	18,634	18,698
Plant and machinery	4,486	3,982
Other facilities, factory and office equipment	958	1,039
Assets under construction and prepayments made	57	55
Total	24,135	23,774
Thereof pledged assets of Property, Plant and Equipment	12,929	13,069